                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 PlanetCAD Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PlanetCAD Inc., 2520 55th Street, Suite 200, Boulder, Colorado  80301
(303) 209-9100


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2001

Dear Stockholders:

         We cordially invite you to attend our Annual Meeting of Stockholders to be held on May 7, 2001 at 10:00 a.m. (local time) at our principal executive offices located at 2520 55th Street, Suite 200, Boulder, Colorado 80301. At the meeting we will:

         1. elect directors to serve for the ensuing year and until their successors are elected and qualified;

         2. ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001; and

         3. transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Our board of directors has fixed the close of business on Thursday, April 12, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Therefore, stockholders who own shares of our common stock at the close of business on such date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

         In order that your shares may be represented at the meeting if you are not personally present, you are urged to vote your shares by (1) a toll-free telephone call, (2) the Internet or (3) completing, signing and dating the enclosed proxy card and returning it promptly in the accompanying postage prepaid (if mailed in the U.S.), return envelope. If you are voting by telephone or the Internet, please follow the instructions on the proxy card.


               ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION
                  TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS


                                          Sincerely,

                                          /s/ JIMMY E. BRACKING

                                          Jim Bracking
                                          President, Chief Executive Officer and
                                          Secretary

Boulder, Colorado
April 17, 2001

--------------------------------------------------------------------------------
PlanetCAD Inc., 2520 55th Street, Suite 200, Boulder, Colorado  80301
(303) 209-9100


                                 PROXY STATEMENT

GENERAL INFORMATION
--------------------------------------------------------------------------------

         This proxy statement is provided in connection with the solicitation of proxies by the board of directors of PlanetCAD Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on May 7, 2001 at 10:00 a.m. (local time), or at any adjournment, postponement or continuation thereof, at our principal executive offices located at 2520 55th Street, Suite 200, Boulder, Colorado 80301, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. This proxy statement and the enclosed proxy card, together with our annual report to stockholders for the year ended December 31, 2000, are first being mailed or given to our stockholders entitled to notice of and to vote at the annual meeting beginning on or about April 17, 2001.

WHO CAN VOTE, QUORUM AND VOTES REQUIRED

         Only stockholders of record of shares of our common stock at the close of business on April 12, 2001, the date selected as the record date by our board of directors, are entitled to notice of and to vote at the annual meeting, or at any adjournment, postponement or continuation thereof. Holders of stock options and warrants, as such, are not entitled to notice of or to vote at the annual meeting. As of April 12, 2001, there were 12,459,480 shares of our common stock outstanding. Each share of common stock is entitled to one vote for each director nominee and on each other matter submitted to the stockholders for a vote at the meeting. Cumulative voting is not allowed in the election of directors or for any other purpose.

         A majority of the outstanding common shares entitled to vote at the meeting must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business at the meeting. The vote required for each of the proposals is set forth below.

         o A plurality of the votes of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required for election of the directors.

         o In the event that the selection of auditors is not ratified by a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote, our board will review its future selection of auditors.

         o The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to take any action with respect to any other matter as may be properly brought before the annual meeting.

         Abstentions will be considered present and entitled to vote at the annual meeting and, except with respect to the election of directors, will have the effect of negative votes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. If your shares are registered in the name of a broker or other "street name" nominee, your votes will only be counted as to those matters actually voted by the broker or other nominee on your behalf. If you do not provide your broker or other nominee with voting instructions, and your broker or nominee does not have discretionary voting authority under applicable American Stock Exchange rules, your shares will not be voted at the annual meeting (such non-votes are commonly referred to as "broker non-votes"). Broker non-votes will be considered present for purposes of establishing a quorum, but will not be counted or deemed to be present for purposes of determining whether stockholder approval of any matter has been obtained.

VOTING PROCEDURE

         If you are a stockholder of record on the record date, you may cause your shares to be voted at the annual meeting by attending the annual meeting and voting in person, by signing and returning the enclosed proxy card, or by timely communicating your votes by telephone or the Internet, in each instance in accordance with the instructions provided in this proxy statement and the enclosed proxy card.

         All shares of our common stock that are entitled to vote and represented at the annual meeting by properly executed proxy cards received prior to or at the annual meeting, and not duly and timely revoked, will be voted at the annual meeting (or any adjournment, postponement or continuation thereof) in accordance with the instructions indicated on the proxy cards. If no instructions are indicated, the proxies will be voted FOR the election of each of the nominees to the board of directors and FOR the ratification of the selection of KPMG LLP by the board of directors as our independent auditors for 2001.

         If you are a stockholder of record on the record date, you may also vote your shares by telephone or the Internet. The telephone and Internet voting procedures are set forth on the enclosed proxy card and are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend on their voting processes; therefore, it is recommended that you follow the voting instructions on the form you receive from your bank or broker.

REVOCABILITY OF PROXIES

         You may revoke your proxy (including a proxy granted by telephone or the Internet) at any time before it is voted at the annual meeting by (1) delivering written notice of revocation to our corporate secretary, (2) substituting a new proxy dated and executed at a later date, or (3) requesting, in person at the annual meeting, that the proxy be returned. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION COSTS

         The solicitation of your proxy will initially be conducted by mail; however, further solicitations may be made by telephone or oral communication. Our officers, directors and employees may solicit proxies, but will not receive any additional compensation for their efforts. Arrangements, including reimbursement for expenses in forwarding proxy materials, will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of shares of our common stock as of the record date. We will bear all of the expenses involved in preparing, assembling and mailing this proxy statement and the enclosed proxy materials.

PROPOSALS FOR CONSIDERATION
--------------------------------------------------------------------------------

         You are being asked to consider and vote upon the following two proposals at this year's annual meeting of stockholders.

1.       ELECTION OF DIRECTORS.

         There are seven nominees for election to the board of directors and each director will serve on our board for a one-year term expiring on the date of our annual meeting of stockholders to be held in 2002. Each of the nominees is an incumbent director and has consented to be named herein and to serve on the board if elected. If any of the director nominees set forth in this proxy statement should be unavailable for election at the time of the meeting, which is not anticipated, the proxies will be voted for such other person as may be recommended by the board of directors in place of each such nominee. A plurality of the votes of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required for election of the directors. Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of our common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR.

2.       RATIFICATION OF THE SELECTION OF OUR INDEPENDENT AUDITORS.

         Our board has unanimously appointed the firm of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. In the event that ratification of this selection of auditors is not approved by a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote, management will review its future selection of auditors.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         We know of no other matters to be acted upon at the annual meeting. However, if any other matters are properly brought before the meeting, the persons named in the accompanying proxy card as proxies for the holders of our common stock will vote thereon in accordance with their best judgment.

INFORMATION ABOUT DIRECTORS
--------------------------------------------------------------------------------

         Our business and affairs are managed under the direction of our board of directors, which is comprised of seven members. Our directors serve for a one-year term ending on each successive annual meeting of stockholders subsequent to election.

NOMINEES FOR DIRECTOR

          Set forth below is information as of April 17, 2001, with respect to each nominee for director. For additional information concerning each of the nominees, see "Security Ownership of Certain Beneficial Owners, Directors and Management" and "Executive Compensation" beginning on pages 8 and 10 of this proxy statement, respectively.


NAME                             AGE        POSITION HELD WITH PLANETCAD
----                             ---        ----------------------------
Jim Bracking.................    53         President, Chief Executive Officer, Secretary and Director
Richard M. Sowar.............    56         Chairman, Vice President, Engineering and Chief Technology Officer
Philip E. Barak (1)(2).......    49         Director
Chuck Bay....................    43         Director
Eugene J. Fischer............    54         Director
H. Robert Gill (1)(2)........    64         Director
M. Thomas Hull (2)...........    42         Director

----------
(1)   Member of the Compensation Committee
(2)   Member of the Audit Committee

          There are no family relationships among any of the directors, executive officers, or persons nominated or chosen by us to become our directors or executive officers.

          JIM BRACKING has served as our President and Chief Executive Officer and director since December 2000 and as our Secretary since April 2001. From March 1997 to April 1999, Mr. Bracking served as Chief Operating Officer/Executive Vice President and a director of Novazen, Inc., a Boulder, Colorado-based vendor of Internet-based customer care, electronic bill presentment and payment, and bill consolidation software. From June 1993 to August 1996, Mr. Bracking served as Chairman and Chief Executive Officer of Puma Technology, Inc., a publicly held Silicon Valley company he founded that develops software for the personal computer, personal data assistant (PDA) and enterprise markets.

          RICHARD M. SOWAR founded PlanetCAD in July 1986, has served as our Vice President, Engineering since November 2000 and has served as our Chairman of the board of directors and Chief Technology Officer since October 1998. He has served as a director since July 1986. Mr. Sowar served as Treasurer from July 1986 to January 1988, Vice President from September 1986 to March 1992, Senior Vice President, Advanced Technology from March 1992 to March 1994 and Chief Executive Officer from March 1994 to October 1998. From 1980 to 1986, Mr. Sowar served as Vice President, Research and Development of Graftek, Inc., a computer-aided design and manufacturing software company. Mr. Sowar holds a B.S. in Mathematics from Marietta College and an M.S. in Operations Research from the University of Dayton and completed studies towards a Ph.D. in Computer Science at the University of Colorado.

          PHILIP E. BARAK has served as a director since October 1994. Mr. Barak joined Nazem & Company in July 1983 as Chief Financial Officer and is a limited or general partner of various partnerships associated with Nazem & Company and Transatlantic Venture Fund, both affiliated venture capital funds. Mr. Barak has served as a director of various public and privately held companies. Mr. Barak holds a B.S. in Accounting from Rider University and is a Certified Public Accountant.

          CHUCK BAY has served as a director since June 2000. Mr. Bay is currently the Chief Executive Officer, President and Chairman of the board of directors of Broadbase Software, Inc. (Nasdaq: BBSW). Mr. Bay joined Broadbase in January 1998 and previously served as its Chief Financial Officer, General Counsel and Executive Vice President of Operations. From July 1997 to January 1998, Mr. Bay served as Chief Financial Officer and General Counsel for Reasoning, Inc., a software company. From January 1995 to August 1997, Mr. Bay served as Chief Financial Officer and General Counsel for Pure Atria Software, Inc., a software company. From April 1994 to January 1995, Mr. Bay served as President and Chief Financial Officer of Software Alliance Corporation, a software company. From April 1993 to April 1994, Mr. Bay has served as our President and Chief Financial Officer. Mr. Bay holds a B.S. in Business Administration from Illinois State University and a J.D. from the University of Illinois.

          EUGENE J. FISCHER has served as a director since March 2000. Mr. Fischer co-founded Capstone Management LLC, a venture capital firm, in July 1996, and is an executive officer in Capstone's affiliated entities. His investment experience includes Internet, software, health care service and other technology-enabled service companies. Mr. Fischer began his venture capital career in October 1983 with Technology Funding and opened Pathfinder Ventures Inc.'s West Coast office in 1988. Prior to 1983 he was the head of Bank of America's Sunnyvale Corporate Banking Group, managing a $250 million loan portfolio with clients ranging from venture-backed start-ups to Apple Computer, as well as several venture capital funds. Mr. Fischer holds a B.S. from the University of Minnesota and an M.S. from the University of California, Davis.

          H. ROBERT GILL has served as a director since December 1996. Mr. Gill is currently the President, Chairman of the board of directors and Chief Executive Officer of MobileForce Technologies, Inc., a company which provides systems for managing vehicle fleets, and has held these positions since May 1997. Between April 1996 and May 1997, Mr. Gill served as President of the Topaz Group, a provider of board consulting services. Before joining the Topaz Group, Mr. Gill served as Senior Vice President and President, Enhanced Products Group of Frontier Corporation following its merger with ALC Communications Corporation in December 1995. From January 1989 until December 1995, Mr. Gill served as President and Chief Executive Officer of ConferTech International. Mr. Gill is currently a director of QualMark Corporation (Nasdaq SmallCap: QMRK). Mr. Gill holds a B.E.E. from Indiana Institute of Technology, an M.S.E.E. from Purdue University and an M.B.A. from Pepperdine University.

          M. THOMAS HULL has served as a director since December 1996. Mr. Hull joined Visio Corporation in July 1994 as Third Party Sales Manager, was promoted to Director of Corporate and Strategic Sales in June 1996, and was promoted to Vice President Corporate and Direct Sales in October 1998, and Senior Vice President of Worldwide Sales where he managed Visio's 200-person worldwide sales organization. In January 2000, Microsoft Corporation acquired Visio. From December 1991 to June 1994, Mr. Hull held a management position at Traveling Software, Inc. where he managed sales of its products and technologies. Mr. Hull holds a B.S. in Electrical Engineering from the University of Washington.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

          During the fiscal year ended December 31, 2000, the board of directors held 14 meetings. During 2000, each of the board members and committee members attended at least 75% of the total number of meetings held by the board and by the committees of the board on which they served during the period for which he was a director or committee member. The board has an audit committee, the charter of which was attached as an appendix to last year's proxy statement, and a compensation committee but does not have a nominating committee. The audit committee is composed of Messrs. Barak, Gill and Hull, and the compensation committee is composed of Messrs. Barak and Gill, all of whom are non-employee directors. The audit committee and the compensation committee each met once during the fiscal year ended December 31, 2000. The functions of both committees are briefly described below.

AUDIT COMMITTEE

          o Reviews and recommends independent auditors to be selected by the board of directors;

          o Reviews the scope and procedures of the audit with the auditors and our financial managers;

          o Reviews the effectiveness of and elicits recommendations for improvement of our accounting and financial controls;

          o Reviews financial statements to be included in our annual report to stockholders with the auditors and our management;

          o Reviews our accounting and financial human resources and succession planning; and

          o Investigates any matter brought to the committee's attention within the scope of its duties and, when it deems appropriate, retains outside counsel to assist in any such investigation.

COMPENSATION COMMITTEE

          o Reviews and recommends to the board compensation of management personnel; and

          o Reviews and recommends to the board executive incentive and benefit plans.

COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

          Each of our directors is entitled to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at each meeting of the board. Additionally, each of our non-employee directors receives $1,000 compensation for each regular or special meeting of the board at which he is in attendance and $500 compensation for each committee meeting of the board at which he is in attendance.

          Each of our non-employee directors also receives stock option grants pursuant to the 1996 Non-Employee Directors' Stock Option Plan. Only directors who are not otherwise our employees or affiliates are eligible to receive such options. Each non-employee director is automatically granted a non-discretionary option to purchase 15,000 shares of our common stock on the date such non-employee director is elected to the board. Additionally, on the date of each annual meeting of our stockholders subsequent to election, each non-employee director who has been a non-employee director continuously for the preceding year is automatically granted an option to purchase 7,500 shares of our common stock. Each other non-employee director is automatically granted an option to purchase a number of shares of our common stock equal to 7,500 multiplied by a fraction, the numerator of which is the number of days served as a non-employee director and the denominator of which is 365. The exercise price of options granted to non-employee directors is the fair market value of the common stock on the date of grant. Options granted pursuant to the plan vest in four equal annual installments beginning one year from the date of grant and are immediately exercisable, subject to repurchase by us prior to the vesting of such shares upon the optionee's cessation of service with us.

          We entered into a consulting agreement with Chuck Bay, one of our non-employee directors, on July 7, 2000. Under this agreement, we granted to Mr. Bay an option to purchase 65,000 shares of our common stock in addition to the non-discretionary option grant to purchase 15,000 shares of our common stock. Of the additional grant, 25,000 options vest in equal annual increments over four years, and the remaining 40,000 options vest on the fifth anniversary of the date of the option grant. However, the vesting of the 40,000 options may be accelerated based on Mr. Bay's performance of strategic and financial consulting services for us and our achieving certain financial milestones.

AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         Our audit committee reviews our financial reporting process on behalf of the board of directors.

         Our audit committee is comprised of the three members identified below, each of whom is an "independent director" as defined in Section 121(A) of the American Stock Exchange's listing standards. Each member is financially literate, and Mr. Barak has accounting and financial management expertise. The committee has adopted a written charter and has re-evaluated it in connection with the filing of our 2000 Annual Report on Form 10-KSB with the Securities and Exchange Commission. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report with our management and KPMG LLP, our independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. KPMG LLP is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The committee discussed with KPMG LLP the matters requiring discussion by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380), Communication with Audit Committees, as modified or supplemented, and all other matters required to be discussed with the auditors. In addition, the committee has received the written disclosures and the letter from KPMG LLP required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discussed with KPMG LLP their independence from us and our management. The committee has also considered whether the independent auditors' provision of other non-audit services to us is compatible with the auditors' independence.

         For the year ended December 31, 2000, we incurred fees for services from KPMG LLP as discussed below.

         o Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-QSB were approximately $90,000.

         o        Financial Information System Design and Implementation Fees.
                  KPMG LLP did not perform any financial information system design and implementation services for us during 2000.

         o All Other Fees. The aggregate fees billed for all other services rendered by KPMG LLP, including services rendered in connection with the preparation of a registration statement on Form SB-2, were approximately $196,000.

         Based on the reviews and discussions referred to above, the audit committee recommended to our board (and our board has approved) that the audited financial statements be included in our 2000 Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         Respectfully submitted by the members of the audit committee of the board of directors:

                                                              Philip E. Barak
                                                              H. Robert Gill
                                                              M. Thomas Hull

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding the ownership of our common stock as of April 5, 2001 by (i) each director and director nominee, (ii) each of the executive officers named in the summary compensation table on page 10, (iii) all of such named executive officers, director nominees and directors as a group, and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.


                                                                                BENEFICIAL OWNERSHIP(1)
NAME AND ADDRESS OF                                                       NUMBER OF               PERCENT OF
BENEFICIAL OWNER                                                           SHARES                   TOTAL(2)
----------------                                                          ---------               ----------
Special Situations Fund III (3).............................              1,418,100                  11.38%
  153 E. 53rd Street, 51st Floor
  New York, New York 10022

Dassault Systemes Corp. (4).................................              1,004,831                   7.95%
  9 Quai Marcel Dassault
  BP 310
  2150 Suresnes Cedex, France

New York Life Insurance Company (5).........................                967,547                   7.74%
  51 Madison Avenue, Room 206
  New York, New York 10010

Eugene J. Fischer (6).......................................                808,532                   6.32%
  3000 Sand Hill Road
  Building 1, Suite 290
  Menlo Park, CA 94025

Capstone Ventures SBIC, L.P. (7)............................                786,232                   6.16%
  3000 Sand Hill Road
  Building 1, Suite 290
  Menlo Park, CA 94025

The Roser Partnership III, SBIC, L.P. (8)...................                673,914                   5.30%
  1105 Spruce Street
  Boulder, CO 80302

R. Bruce Morgan (9).........................................                385,834                   3.01%

Richard M. Sowar (10).......................................                376,968                   2.99%

Philip E. Barak (11)........................................                 58,559                      *

H. Robert Gill (12).........................................                 40,500                      *

M. Thomas Hull (13).........................................                 40,500                      *

Lee Cole (14)...............................................                 40,001                      *

Jim Bracking (15)...........................................                 36,458                      *

Chuck Bay (16)..............................................                 22,500                      *

Todd S. Londa ..............................................                    587                      *

All executive officers and directors as a group
(10 persons) (17)...........................................              1,810,439                  13.37%

----------
* Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options and warrants currently exercisable within 60 days of April 5, 2001, are deemed outstanding for purposes of computing the percentage of the person or entity holding such securities but are not deemed outstanding for purposes of computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 12,459,480 shares of common stock outstanding as of April 5, 2001.

(3) Special Situations Fund III, L.P. ("SSF III"), Special Situations Technology Fund, L.P. ("Technology Fund"), Special Situations Cayman Fund, L.P. ("Cayman Fund"), MGP Advisers Limited Partnership ("MGP"), SST Advisers, L.L.C. ("SST"), AWM Investment Company, Inc. ("AWM"), Austin W. Marxe and David M. Greenhouse have together filed a Schedule 13G pursuant to which they report sole or shared voting and investment power over an aggregate of 1,418,100 shares owned as of February 14, 2001, of which 945,900 shares are owned by SSF III, 171,400 shares are owned by SST and 300,800 shares are owned by the Cayman Fund. The principal business of SSF III, the Technology Fund and the Cayman Fund is to invest in equity and equity related securities. The principal business of MGP is to act as the general partner and the investment adviser of SSF III. The principal business of SST is to act as general partner and the investment adviser of the Technology Fund. The principal business of AWM is to act as the general partner of MGP and as the general partner and the investment adviser of the Cayman Fund. MGP, SST and AWM are collectively referred to as the "Advisers". The principal occupation of Austin W. Marxe and David Greenhouse is to serve as officers, directors and members or principal stockholders of the Advisers.

(4) Includes 173,913 shares of common stock issuable upon exercise of outstanding warrants.

(5) Includes 48,676 shares of common stock issuable upon exercise of outstanding warrants.

(6) Includes 22,500 shares subject to stock options that are exercisable within 60 days of April 5, 2001, 481,884 shares held of record by Capstone Ventures SBIC, L.P. and 304,348 shares of common stock issuable upon exercise of outstanding warrants held by Capstone. Mr. Fischer is the president of the general partner of Capstone. Mr. Fischer shares voting and dispositive power with respect to the shares held by Capstone with Barbara L. Santry.

(7) Includes 304,348 shares of common stock issuable upon exercise of outstanding warrants.

(8) Includes 260,870 shares of common stock issuable upon exercise of outstanding warrants.

(9) Includes 373,501 shares subject to stock options that are exercisable within 60 days of April 5, 2001, and 12,333 shares owned by RMI Inc., an entity of which Mr. Morgan is the sole stockholder. As the president of RMI Inc., Mr. Morgan exercises controlling authority over the voting and disposition of the shares.

(10) Includes 155,833 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(11) Includes 45,000 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(12) Includes 40,500 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(13) Includes 40,500 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(14) Includes 40,001 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(15) Includes 36,458 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(16) Includes 22,500 shares subject to stock options that are exercisable within 60 days of April 5, 2001.

(17) Includes an aggregate of 1,081,141 shares subject to warrants and stock options that are exercisable within 60 days of April 5, 2001.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

         Our executive officers are as follows:


    NAME                                         POSITION HELD WITH PLANETCAD
    ----                                         ----------------------------
    Jim Bracking (1)                             President, Chief Executive Officer and Secretary
    Richard M. Sowar (1)                         Vice President, Engineering and Chief Technology
                                                 Officer

----------

(1) The biographies and ages of Messrs. Bracking and Sowar are set forth above under the caption "Directors."

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the fiscal years indicated, certain compensation awarded or paid to, or earned by, the persons who served as our Chief Executive Officer, our only other executive officer as of December 31, 2000, and two former executive officers who would have been disclosed had they been executive officers at the end of the year 2000.


                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                            --------------
                                                                                                AWARDS
                                                                                            --------------
                                                             ANNUAL COMPENSATION(1)           SECURITIES
          NAME AND PRINCIPAL                               --------------------------         UNDERLYING             ALL OTHER
              POSITION                          YEAR        SALARY($)        BONUS($)        OPTIONS(#)(2)        COMPENSATION($)
     ---------------------------                ----       ----------       ---------       --------------       ----------------
Jim Bracking(3) ....................            2000    $      9,375(4)    $         --         400,000          $         --
  President, Chief Executive Officer            1999              --                 --              --                    --
  and Secretary                                 1998              --                 --              --                    --

R. Bruce Morgan(3) .................            2000         234,281            301,250              --                30,863(5)(6)
  President and Chief Executive                 1999         170,000             34,125          50,000                   240(5)
  Officer                                       1998         154,167             81,250          50,000                   240(5)

Richard M. Sowar ...................            2000         178,187             62,500              --                   535(5)
  Vice President, Engineering and               1999         150,000             13,125              --                   240(5)
  Chief Technology Officer                      1998         126,250             40,625          50,000                   240(5)

Todd S. Londa(7) ...................            2000          95,461             54,063              --                   435(5)
  Vice President, Administration                1999          95,000             15,938          25,000                   240(5)
                                                1998          87,083             17,813          15,000                   240(5)

Lee Cole(8) ........................            2000         124,658             20,000              --                    75(5)
  Vice President, Engineering                   1999         120,000              9,750          60,000                   240(5)
                                                1998              --                 --              --                    --

----------

(1) Columns of this table related to compensation in connection with restricted stock and long term incentive plans have been deliberately omitted because we have not made any grants with respect to such plans.

(2)   Options are stock options granted under our equity incentive plans.

(3) Mr. Bracking was appointed President and Chief Executive Officer on December 18, 2000, the date upon which Mr. Morgan resigned as our President and Chief Executive Officer.

(4) Amount paid was pro rated for period employed during 2000 and is based on an annual salary of $225,000.

(5) Represents matching payments made by us to the individual's account under our 401(k) plan.

(6) On December 31, 2000, we forgave loan principal and interest in the amount of $30,353 as part of Mr. Morgan's severance package.

(7)   Mr. Londa's employment ended on November 15, 2000.

(8)   Mr. Cole's employment began in January 1999 and ended on June 30, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2000 to each of the executive officers named in the summary compensation table.


                                                          PERCENT OF
                                       NUMBER OF            TOTAL
                                         SHARES            OPTIONS
                                       UNDERLYING         GRANTED TO         EXERCISE
                                        OPTIONS          EMPLOYEES IN          PRICE              EXPIRATION
NAME                                    GRANTED           2000(%)(1)         ($/SHARE)(2)            DATE
----                                   ----------        ------------        ------------         ----------
R. Bruce Morgan                               --              --                  --                  --
Jim Bracking                             400,000              28.7%               $1.125         December 2010
Richard M. Sowar                              --              --                  --                  --
Todd S. Londa                                 --              --                  --                  --
Lee Cole                                      --              --                  --                  --


----------
(1)   Based on 1,393,934 options granted in 2000.

(2) The exercise price per share of options granted was equal to the fair market value of the common stock on the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information with respect to (i) the exercise of stock options by the executive officers named in the summary compensation table above during the fiscal year ended December 31, 2000, (ii) the number of securities underlying unexercised options held by such named executive officers as of December 31, 2000, and (iii) the value of unexercised in-the-money options (that is, options for which the fair market value of the common stock at December 31, 2000 exceeded the exercise price) as of December 31, 2000.


                                                                         NUMBER OF SECURITIES UNDERLYING
                                                                             UNEXERCISED OPTIONS AT
                                 SHARES                                       FISCAL YEAR-END(1)(2)
                               ACQUIRED ON           VALUE             ----------------------------------
NAME                            EXERCISE            REALIZED           EXERCISABLE          UNEXERCISABLE
----                           -----------          --------           -----------          -------------
Jim Bracking                        --                 --                     --                 400,000
R. Bruce Morgan                     --                 --                270,501                      --
Richard M. Sowar                    --                 --                155,833                  25,000
Todd S. Londa                       --                 --                 24,041                      --
Lee Cole                            --                 --                 40,001                      --

----------

(1) None of the named executive officers held unexercised in-the-money options at fiscal year end, whether exercisable or unexercisable, based on the $1.00 price of our common stock as reported on the American Stock Exchange as of December 29, 2000, the last trading day of fiscal 2000.

(2) For purposes of this table, valuation is based on vested options for each named executive officer. Certain options granted to such individuals include early exercise provisions, the value of which is not included in this table.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

         We entered into a separation agreement with our former President and Chief Executive Officer, Bruce Morgan, that was made effective as of December 31, 2000. Under the terms of the agreement, Mr. Morgan received a $250,000 bonus in connection with his work on the sale of our component software division, non-qualified options to purchase 87,500 shares of our common stock exercisable at the fair market value of our stock on the date of the grant, and the forgiveness of principal and interest on a loan payable to us in the amount of $30,353.40. Additionally, Mr. Morgan agreed to provide consulting services to us for a period of one year and not to compete with us during that time. In consideration for this non-compete commitment, we have agreed to pay him $250,000 in 24 equal installments during the term of his consulting contract. Mr. Morgan also resigned from our board of directors and released and waived any current or future claims he may have against us under any applicable laws.

         We entered into a separation agreement with Karlheinz Peters on April 1, 2000. Under the terms of the agreement, Mr. Peters received six months of his normal salary, a lump sum payment of $30,000 in lieu of any relocation expenses, the laptop computer used during his employment, payment for unused vacation and acceleration of his remaining unvested stock options. In return for such payments and other consideration, Mr. Peters released and waived any current or future claims he may have against us under any applicable laws.

         We entered into a separation agreement with Lee Cole that was made effective as of July 1, 2000. Under the terms of the agreement, Mr. Cole received a lump sum payment of $77,500, payment for unused vacation accrued through June 30, 2000, medical, vision and dental benefits through December 31, 2000, and vesting of options to purchase 25,000 shares of our common stock that had not vested as of June 30, 2000. In return for such payments and other consideration, Mr. Cole released and waived any current or future claims he may have against us under any applicable laws.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and holders of greater than ten percent of our common stock are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

         Except as provided below, to our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2000, all of our executive officers, directors and holders of greater than 10% of our common stock complied with the applicable filing requirements of
Section 16(a). Mr. Fischer's Initial Statement of Beneficial Ownership inadvertently omitted securities owned by his affiliate Capstone Ventures SBIC, L.P. Mr. Bay's Initial Statement of Beneficial Ownership disclosing his appointment as our director was filed late. Mr. Bracking's Initial Statement of Beneficial Ownership disclosing his appointment as our director, Chief Executive Officer and President was filed late. Both of the Annual Statements of Beneficial Ownership of Securities of Messrs. Bay and Bracking disclosing a grant of options received upon being appointed to our board and, with respect to Mr. Bracking, being appointed as our President and Chief Executive Officer, were filed late. Each of the Annual Statements of Beneficial Ownership of Securities of our non-employee directors, Messrs. Barak, Bay,

Fischer, Gill and Hull, disclosing an automatic option grant on the date of our last annual meeting of stockholders was filed late. All such delinquent reports have been subsequently filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The following is a brief description of the transactions entered into during the last two years between us and the related parties identified below.

COMPONENT SOFTWARE DIVISION DISPOSITION

         On November 14, 2000, we sold our component software division to a subsidiary of Dassault Systemes Corp., which owns more than 5% of our common stock, for approximately $24.5 million. The sale was effected pursuant to a purchase agreement dated July 4, 2000, as amended September 2, 2000, among us, Spatial Components, LLC, and Dassault, pursuant to which we formed Spatial Components as a wholly owned subsidiary and capitalized it with all of the assets and certain of the liabilities of our component software division. At the closing of the sale, we transferred all of the membership interests in Spatial Components to Spatial Corp., a wholly owned subsidiary of Dassault and the assignee of Dassault under the purchase agreement. Upon the completion of the transfer, Dassault, through its wholly owned subsidiary Spatial Corp., became the sole owner of Spatial Components and, therefore, the component software division.

INTELLECTUAL PROPERTY AGREEMENTS ENTERED INTO WITH DASSAULT

         The application services offered by us require use of component software sold to Dassault with the component software division. As such, we have obtained licenses from Dassault for the right to use certain Dassault software and other intellectual property, and, in exchange, we have licensed to Dassault the right to use software that we did not sell to Dassault. In order to define our relationship with Dassault, we have entered into the intellectual property agreements described below. Each of the following intellectual property agreements represents a direct relationship, or indirect relationship through a wholly owned subsidiary of Dassault, between the parties identified.

Cross-License Agreement

         Under the Cross-License Agreement, Dassault granted us a perpetual, non-exclusive license to use certain computer software programs sold to Dassault with the component software division, including ACIS and IVSDK. In consideration for Dassault's license, we agreed to pay Dassault a royalty equal to a specified percentage of our net revenue resulting from any products or services we sell that utilize or are based on the Dassault software. The royalty is subject to a minimum annual payment. We agreed to pay a separate royalty to Dassault in connection with the distribution of IVSDK and the ACIS Open Viewer Plug-Ins application software.

         We have agreed to grant Dassault a perpetual, royalty-free, non-exclusive license to use and modify internally certain of our data translation and data exchange application software, including IGES and STEP Toolkits. Dassault also has the right to distribute the software in run-time or object code format as component products and/or stand-alone software products or in connection with providing application service provider and other enterprise services to Dassault's customers. Dassault has agreed to develop CATIA/SAT translator software and grant us a perpetual, royalty-free, non-exclusive license to use and modify the translator software as an underlying application for our Internet services and to distribute run-time versions of the translator software in connection with our Internet services. Each party has agreed to provide the other with maintenance in connection with the licensed software.

Co-Branding Agreement

         Under the Co-Branding Agreement, we agreed with Dassault to jointly market translation and healing application services, similar to those currently offered on our Web sites under the product name "3Dshare.com," via one or more Dassault Web sites. We granted Dassault a royalty-free, non-exclusive license to use our Web service infrastructure software for the purpose of providing the Co-Branded Service to its customers. We agreed to host the Co-Branded Service and will make the Co-Branded Service accessible from any Dassault Web site that Dassault may request. In consideration of the infrastructure license and performance of our obligations under the Co-Branding Agreement, we will be entitled to a percentage of the net revenues derived from the sale of the Co-Branded Service.

Server Software License Agreement

         Under the Server Software License Agreement, we granted Dassault a non-transferable, non-exclusive license to certain of our Web site infrastructure applications software. Dassault has the right to use and modify the Server Software internally to provide application services and related Internet services to its customers. In addition, Dassault has the right to distribute the Server Software in connection with those Dassault software products and services into which it has incorporated the Server Software. In consideration for the license of the Server Software, Dassault agreed to pay us a royalty equal to a specified percentage of the net revenue resulting from the sale of any products or services offered by Dassault incorporated or facilitated by the Server Software. Dassault also agreed to pay us an initial license fee for use of the Server Software, which will offset a percentage of the royalty payments due from Dassault going forward. In consideration for the license fee and royalty payments, we agreed to provide Dassault with maintenance and support services for the Server Software for four years.

Web Services Agreement

         Under the Web Services Agreement, Dassault granted us the right to market and distribute, via our 3Dshare.com and PlanetCAD.com Web sites, certain Web services using Dassault's application software. We agreed to assist Dassault in adapting these applications for Internet use by providing a fixed amount of technical support at no charge to Dassault and further support, if necessary, at a discount from our standard consulting rate. We also agreed to develop the Web pages and functions needed to market and distribute the agreed upon Dassault Web services at our own expense. We agreed to spend a minimum percentage of the revenue generated through the distribution of each Web service on advertising programs related to that service for 30 months after the implementation of each service and a minimum amount on advertising in the first year of each service. As consideration for marketing and distributing the Web services, we will receive a percentage of net revenues generated by sales of the Web services on our Web sites.

Joint Software License Agreement

         Under the Joint Software License Agreement, we granted Dassault a perpetual, royalty-free license to use, modify and distribute certain translator and healing software jointly developed by us and certain third parties and to use and distribute certain software licensed to us by certain third parties. The license will be exclusive to Dassault for use of the jointly developed software as component products and non-exclusive for all other purposes. We agreed to provide Dassault with maintenance and support services for the Joint Software for five years from the date of the agreement at no cost to Dassault.

Master Software Reseller Agreement

         Under the Master Software Reseller Agreement, we granted Dassault a non-exclusive, non-transferable license to market, promote, reproduce for distribution, distribute and sublicense certain software products and to use a reasonable number of copies of those products for demonstration and training purposes only. We also agreed to provide Dassault with reasonable quantities of standard product marketing materials and product related training.

IntraVISION License Agreement

         Under the IntraVISION License Agreement, Dassault granted us a worldwide, exclusive license to use, maintain, support, access and reproduce the IntraVISION source code for the purposes of developing and offering to our customers end-user products. The license does not permit us to create software that is similar to or that competes with the IVSDK. In consideration of the exclusive IntraVISION distribution and source code development licenses granted by Dassault, we agreed to pay to Dassault certain royalties relating to the net revenue recognized by us as a result of the licenses.

ISSUANCE OF SHARES TO DASSAULT

         On November 14, 2000, we issued 555,556 shares of common stock to Dassault for a purchase price of $2 million, or approximately $3.60 per share, pursuant to the terms of a share purchase agreement, dated as of November 14, 2000, by and between us and Dassault.

ISSUANCE OF SHARES TO DIRECTOR'S AFFILIATE

         On February 22, 2000, we issued an aggregate of 1.9 million shares of common stock at a price of $3.60 per share and warrants to purchase 1.2 million shares of common stock at $0.05 per warrant, exercisable at $6.50 per share, for $6.9 million to certain investors including Capstone Ventures SBIC, L.P. Mr. Fischer is the president of the general partner of Capstone. Mr. Fischer was elected as one of our directors pursuant to terms of a share purchase agreement, dated as of February 22, 2000, which we entered into with Capstone and other investors, which provides that Capstone will have the right designate one of our directors for so long as the investors collectively own 10% of our outstanding common stock.


OTHER BUSINESS
--------------------------------------------------------------------------------

         Our board of directors is not aware of any other matters that are to be presented at the annual meeting. If other matters should properly be presented at the annual meeting, the persons named in the proxy will vote on such matters using their best judgment.


STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         We anticipate that our next annual meeting of stockholders will be held on or about May 7, 2002. The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our next annual meeting of stockholders, as calculated pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is December 18, 2001. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is no earlier than February 6, 2002 and no later than March 8, 2002. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. To be included in the proxy materials relating to our next annual meeting of stockholders, all proposals must be received at our principal executive offices on or before the above mentioned dates.

AVAILABILITY OF REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

         UPON YOUR WRITTEN REQUEST, WE WILL PROVIDE TO YOU A COMPLIMENTARY 2000 ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS). YOUR REQUEST SHOULD BE MAILED TO OUR PRINCIPAL EXECUTIVE OFFICES, ADDRESSED AS FOLLOWS: PLANETCAD INC., ATTN:
CORPORATE SECRETARY, 2520 55TH STREET, SUITE 200, BOULDER, COLORADO 80301.

                                             By Order of Our Board of Directors,

                                             /s/ JIMMY E. BRACKING
Dated: April 17, 2001                        -----------------------------------
                                             Jim Bracking
                                             President, Chief Executive Officer
                                             and Secretary

                                [PLANETCAD LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS

                               MONDAY, MAY 7, 2001
                             10:00 A.M. (LOCAL TIME)

                        PLANETCAD INC. EXECUTIVE OFFICES
                           2520 55TH STREET, SUITE 200
                             BOULDER, COLORADO 80301

--------------------------------------------------------------------------------

   [PLANETCAD LOGO]                                                     PROXY
   --------------------------------------------------------------------------
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of PlanetCAD Inc. hereby appoints Jim Bracking and Richard M. Sowar, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to vote all the shares of common stock of PlanetCAD Inc. that the undersigned may be entitled to vote as of April 12, 2001 with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of PlanetCAD Inc. to be held at 10:00 A.M. (local time) on May 7, 2001 at the executive offices of PlanetCAD Inc., or any postponements, continuations and adjournments thereof.

   EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.



                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                           ---------------------
                                                             COMPANY #
                                                             CONTROL #
                                                           ---------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 4, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/PCD/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 4, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to PlanetCAD Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             o Please detach here o

                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of        01 Jim Bracking             02 Richard M. Sowar        [ ] Vote FOR                  [ ] Vote WITHHELD
   directors:         03 Philip E. Barak          04 Chuck Bay                   all nominees                  from all nominees
                      05 Eugene J. Fischer        06 H. Robert Gill              (except as marked)
                      07 M. Thomas Hull

                                                                              -----------------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                              -----------------------------------------------------

2. To ratify the selection of KPMG LLP as PlanetCAD's independent auditors   [ ]  For        [ ]  Against       [ ] Abstain
   for the fiscal year ending December 31, 2001.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES
FOR DIRECTOR AND FOR EACH OTHER PROPOSAL. THE UNDERSIGNED HEREBY AUTHORIZES THE PROXIES, AND EACH OF THEM, IN THEIR OR HIS
DISCRETION, TO VOTE ON ANY OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR
CONTINUATION THEREOF.

Address Change? Mark Box   [ ]
Indicate changes below:
                                                                              Date
                                                                                  -------------------------------------------------

                                                                              -----------------------------------------------------


                                                                              -----------------------------------------------------

                                                                              Signature(s) in Box

                                                                              (Please sign exactly as shown on your stock
                                                                              certificate and on the envelope in which this proxy
                                                                              was mailed. When signing as partner, corporate
                                                                              officer, attorney, executor, administrator, trustee,
                                                                              guardian, etc., give full title as such and sign your
                                                                              own name as well. If stock is held jointly, each joint
                                                                              owner should sign.)